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                                                  THIRD AMENDED AND RESTATED
                                             REGISTRATION RIGHTS AGREEMENT dated
                                             as of September 30, 1997, among BMJ
                                             MEDICAL MANAGEMENT, INC. (f/k/a
                                             BONE, MUSCLE AND JOINT, INC.), a
                                             Delaware corporation (the
                                             "Company"), and the INVESTORS (as
                                             hereinafter defined).


     The Investors own or have the right to purchase or otherwise acquire shares of the Common Stock, $.001 par value (the "Common Stock"), of the Company. The Company and the Investors deem it to be in their respective best interests to set forth the rights of the Investors in connection with public offerings and sales of the Common Stock.

     The Company and certain of the Investors are party to that certain Second Amended and Restated Registration Rights Agreement dated as of March 12, 1997 (the "Original Agreement"). The Company and the Investors desire to amend and restate the Original Agreement as provided herein.

     In consideration of the premises and mutual covenants and obligations hereinafter set forth, the parties hereto hereby agree as follows:

     SECTION 1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

     "Commission" shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

     "Exchange Act" shall mean the Securities Exchange Act of 1934 or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

     "Investors" shall mean each of the persons identified as an Investor on
Schedule I hereto, and shall include any successor to, or assignee or transferee of, any of the Investors who or that agree in writing to be treated as an Investor pursuant to this Agreement and to be bound by the terms and comply with all applicable provisions hereof.

     Original Agreement" has the meaning specified in the recitals hereof.



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     "Other Shares" shall mean at any time those shares of Common Stock that do not constitute Primary Shares or Registrable Shares.

     "Primary Shares" shall mean at any time the authorized but unissued shares of Common Stock or shares of Common Stock held by the Company in its treasury.


     "Registrable Shares" shall mean the shares of Common Stock held by the Investors that constitute Restricted Shares.

     "Registration Date" shall mean the date upon which the registration statement pursuant to which the Company shall have initially registered shares of Common Stock under the Securities Act for sale to the public shall have been declared effective.

     "Restricted Shares" shall mean the shares of Common Stock or any other securities which by their terms are exercisable or exchangeable for or convertible into Common Stock and any securities received in respect thereof, which are held by an Investor and which have not theretofore been sold to the public pursuant to a registration statement under the Securities Act or pursuant to Rule 144.

     "Rule 144" shall mean Rule 144 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto (such as Rule 144A).

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

     "Transfer" shall mean any disposition of any Restricted Shares or of any interest therein that would constitute a sale thereof within the meaning of the Securities Act other than any such disposition pursuant to an effective registration statement under the Securities Act and complying with all applicable state securities and "blue sky" laws.

     SECTION 2. Required Registration. Upon the earlier to occur of (i) February 1, 2000 or (ii) that date which is six months after the consummation of the initial public offering of the Common Stock, if the Company shall be requested by in excess of 30 percent in interest of the Investors to effect the registration under the Securities Act of Registrable Shares, then the Company shall, within 10 days of such request, deliver a written notice of such proposed registration to all holders of outstanding Registrable Shares and shall offer to include in such proposed registration any Registrable Shares requested to be included in such proposed registration by the holders of Registrable Shares who or which shall respond in writing to the Company's notice within 15 days after delivery thereof. The

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Company shall promptly thereafter use its best efforts to effect such registration under the Securities Act of the Registrable Shares which the Company has been so requested to register; provided, however, that the Company shall not be obligated to effect any registration under the Securities Act except in accordance with the following provisions:

          (a) the Company shall not be obligated to use its best efforts to file and cause to become effective (i) more than three registration statements initiated pursuant to this Section 2 pursuant to which all of the Registrable Shares requested to be included therein by the Investors have been effectively sold thereunder or (ii) any registration statement during any period in which any other registration statement (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto) pursuant to which Primary Shares are to be or were sold has been filed and not withdrawn or has been declared effective within the prior 90 days;

          (b) the Company may delay the filing or effectiveness of any registration statement for a period of up to 180 days after the date of a request for registration pursuant to this Section 2 if at the time of such request (i) the Company is engaged, or has fixed plans to engage within 180 days of the time of such request, in a firm commitment underwritten public offering of Primary Shares in which the holders of Registrable Shares may include Registrable Shares pursuant to Section 3 or (ii) the Company reasonably determines that such registration and offering would interfere with any material transaction involving the Company, as approved by the Board of Directors (as used herein "material transaction" shall mean any transaction which would require a supplemental filing to a quarterly report filed under Form 8-K with the Commission), provided that the Company may only so delay the filing or effectiveness of a registration statement once pursuant to clause (i) above and once pursuant to clause (ii) above; and

          (c) with respect to any registration pursuant to this Section 2, the Company may include in such registration any Primary Shares or Other Shares; provided, however, that, in such case, such registration shall not be treated as a registration initiated pursuant to this Section 2 if Primary Shares are in fact sold pursuant to such Registration Statement; provided further, however, that if the managing underwriter advises the Company that the inclusion of all Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of the Registrable Shares proposed to be included in such registration, then (i) such registration shall be treated as a registration initiated pursuant to this Section 2 if no Primary Shares

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     are in fact sold pursuant to such Registration Statement and (ii) the number of Registrable Shares, Primary Shares and/or Other Shares proposed to be included in such registration shall be included in the following order:

               (i) first, the Registrable Shares requested to be included in such registration by the Investors (pro rata based on the number of Restricted Shares held by all Investors requesting inclusion of Registrable Shares in such registration);

               (ii) second, the Primary Shares; and

              (iii) third, the Other Shares, in such proportion as shall be determined by the Company.


     SECTION 3. Piggyback Registration. If the Company at any time proposes for any reason to register Primary Shares or Other Shares under the Securities Act (other than (i) registrations on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto or (ii) any registrations in connection with an initial public offering of its Common Stock), it shall promptly give written notice to all holders of outstanding Registrable Shares of its intention so to register the Primary Shares or Other Shares and, upon the written request, given within 30 days after delivery of any such notice by the Company, of the holders of Registrable Shares to include in such registration Registrable Shares held by such holders (which request shall specify the number of Registrable Shares proposed to be included in such registration), the Company shall use its best efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; provided, however, that if the managing underwriter advises the Company that the inclusion of all such Registrable Shares or Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of Primary Shares proposed to be registered by the Company, then the number of Primary Shares, Registrable Shares and Other Shares proposed to be included in such registration shall be included in the following order:

               (i)  first, the Primary Shares;

               (ii) second, the Registrable Shares requested to be included in such registration by the Investors (pro rata based on the number of Restricted Shares held by all Investors requesting inclusion of Registrable Shares in such registration); and

              (iii) third, the Other Shares in such proportion as shall be determined by the Company.

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     SECTION 4. Registrations on Form S-3. Anything contained in Section 2 to the contrary notwithstanding, at such time as the Company shall have qualified for the use of Form S-3 promulgated under the Securities Act or any successor form thereto, the holders of 30 percent of the Registrable Shares shall have the right to request in writing an unlimited number of registrations on Form S-3, or such successor form, of Registrable Shares held by them (the Company to bear the costs of such registrations), which request or requests shall (i) specify the number of Registrable Shares intended to be sold or disposed of, (ii) state the intended method of disposition of such Registrable Shares and (iii) relate to Registrable Shares having an anticipated aggregate offering price of at least $500,000. A requested registration on Form S-3, or any such successor form, in compliance with this Section 4 shall not count as a registration statement initiated pursuant to Section 2 but shall otherwise be treated as a registration initiated pursuant to Section 2 and shall, except as otherwise expressly provided in this Section 4, be subject to Section 2.

     SECTION 5. Condition to Registration Obligations. The Corporation shall not be obligated to effect the registration of the Registrable Shares pursuant to
Section 2, 3 or 4 unless each of the Stockholders electing to participate in such registration executes a power of attorney, custody arrangement and other documents customary in such transactions and reasonably required by the managing underwriter thereof prior to the filing of the registration statement.

     SECTION 6. Holdback Agreement. If the Company at any time shall register shares of Common Stock under the Securities Act (including any registration pursuant to Sections 2, 3 or 4) for sale to the public, the Investors shall not sell publicly, make any short sale of, grant any option for the purchase of, or otherwise dispose publicly of, any Restricted Shares (other than those shares of Common Stock included in such registration pursuant to Sections 2, 3 or 4) without the prior written consent of the Company for a period designated by the Company in writing to the holders of Registrable Shares, which period shall not begin more than 10 days prior to the effectiveness of the registration statement pursuant to which such public offering shall be made and shall not last more than 180 days after the effective date of such registration statement.

     SECTION 7. Preparation and Filing. If and whenever the Company is under an obligation pursuant to the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares, the Company shall, as expeditiously as practicable:

          (a) use its best efforts to cause a registration statement that registers such Registrable Shares to become

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     and remain effective for a period of 90 days (or 12 months for registrations on Form S-3 or successor form) or until all of such Registrable Shares have been disposed of (if earlier);

          (b) furnish, at least five business days before filing a registration statement that registers such Registrable Shares, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to one counsel selected by the holders of a majority in interest of Registrable Shares (the Investors' Counsel"), copies for review and comment during such five days of all such documents proposed to be filed (it being understood that such five-business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to the Investors' Counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

          (c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least a period of 90 days (or 12 months for registrations on Form S-3 or successor form) or until all of such Registrable Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares and furnish copies of all such amendments and supplements to Investors' Counsel;


          (d) notify in writing the Investors' Counsel promptly (i) of the receipt by the Company of any notification with respect to any comments by the Commission relating to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amendment or supplement thereof or for additional information with respect thereto, (ii) of the receipt by the Company of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes and furnish copies of all such notices to Investors' Counsel;

          (e) use its best efforts to register or qualify such Registrable Shares under such other securities or "blue sky" laws of such jurisdictions as the Investors reasonably request

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     and do any and all other acts and things which may be reasonably necessary or advisable to enable the holders of Registrable Shares to consummate the disposition in such jurisdictions of such Registrable Shares; provided, however, that the Company will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this paragraph (e);

          (f) furnish to the holders of Registrable Shares such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the holders of Registrable Shares may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;

          (g) use its best efforts to cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the holders of Registrable Shares to consummate the disposition of such Registrable Shares;

          (h) notify the holders of Registrable Shares on a timely basis at any time when a prospectus relating to such Registrable Shares is required to be delivered under the Securities Act within the appropriate period mentioned in subparagraph (a) of this Section 6, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of the holders of Registrable Shares, prepare and furnish to the holders of Registrable

     Shares a reasonable number of copies of a supplement to or amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (i) make available for inspection by the holders of Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by the holders of Registrable Shares or any underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company

     (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such holders of Registrable Shares in connection with such registration statement. Any of the Information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) such Information has been made generally available to the public. The holders of Registrable Shares agree that they will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

          (j) use its best efforts to obtain from its independent certified public accountants "cold comfort" letters in customary form and at customary times and covering matters of the type customarily covered by cold comfort letters;

          (k) use its best efforts to obtain from its counsel an opinion or opinions in customary form;

          (l) provide a transfer agent and registrar (which may be the same entity and which may be the Company) for such Registrable Shares;

          (m) issue to any underwriter to which the holders of Registrable Shares may sell shares in such offering certificates evidencing such Registrable Shares;

          (n) list such Registrable Shares on any national securities exchange on which any shares of the Common Stock are listed or, if the Common Stock is not listed on a national securities exchange, use its best efforts to qualify such Registrable Shares for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc. (the "NASD"), or such other national securities exchange as the holders of a majority of the Registrable Shares shall request;

          (o) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its securityholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

          (p) use its best efforts to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby.

     SECTION 8. Expenses. All expenses incurred by the Company in complying with
Section 7, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), fees and expenses of complying with securities and "blue sky" laws, printing expenses, fees and expenses of the Company's counsel and accountants and fees and expenses of the Investors' Counsel, shall be paid by the Company; provided, however, that all underwriting discounts and selling commissions applicable to the Registrable Shares shall not be borne by the Company but shall be borne by the holders of Registrable Shares in proportion to the number of Registrable Shares sold by each of them.

     SECTION 9. Indemnification. In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the holders of Registrable Shares, each underwriter, broker or any other person acting on behalf of the holders of Registrable Shares and each other person, if any, who controls any of the foregoing persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Company of the Securities Act or state securities or "blue sky" laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse the holders of Registrable Shares, such underwriter, such broker or such other person acting on behalf of the holders of Registrable Shares and each such controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by the holders of Registrable Shares or underwriter specifically for use in the preparation thereof.

     In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, each holder of Registrable Shares shall indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph of this Section 9) the Company, each director of the Company, each officer of the Company who shall sign such registration statement, each underwriter, broker or other person acting on behalf of the holders of Registrable Shares and each person who controls any of the foregoing persons within the meaning of the Securities Act with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or such underwriter through an instrument duly executed by such holder of Registrable Shares specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document; provided, however, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of each seller of Registrable Shares, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Shares effected pursuant to such registration.

     Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 9, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 9, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided in this Section 9.

     If the indemnification provided for in this Section 9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     SECTION 10. Underwriting Agreement. Notwithstanding the provisions of Sections 6, 7, 8 and 9, to the extent that the holders of Registrable Shares shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more issues addressed in such Sections, the provisions contained in such Sections addressing such issue or issues shall be of no force or effect with respect to such registration.

     SECTION 11. Information by Holder. Each of the holders of Registrable Shares proposing to sell the same pursuant to a registration to which this Agreement relates shall furnish to the Company such written information regarding the holders of

Registrable Shares and the distribution proposed by such holders of Registrable

Shares as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

     SECTION 12. Exchange Act Compliance. From the Registration Date or such earlier date as a registration statement filed by the Company pursuant to the Exchange Act relating to any class of the Company's securities shall have become effective, the Company shall comply with all of the reporting requirements of the Exchange Act (whether or not it shall be required to do so) and shall comply with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of the Common Stock. The Company shall cooperate with the holders of Registrable Shares in supplying such information as may be necessary for such holders to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

     SECTION 13. No Conflict of Rights. The Company represents and warrants to the holders of Registrable Shares that the registration rights granted to the holders of Registrable Shares hereby do not conflict with any other registration rights granted by the Company. The Company shall not, after the date hereof, grant any registration rights which conflict with or impair the registration rights granted hereby.

     SECTION 14. Termination. This Agreement shall terminate and be of no further force or effect when there shall not be any Restricted Shares.

     SECTION 15. Successors and Assigns. This Agreement shall bind and inure to the benefit of the Company and the holders of Registrable Shares and, subject to
Section 16, the respective successors and assigns of the Company and holders of Registrable Shares.

     SECTION 16. Assignment. Each holder of Registrable Shares may assign its rights hereunder to any purchaser or transferee acquiring at least 50,000 of such holder's Restricted Shares; provided, however, that such purchaser or transferee shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement agreeing to be treated as the seller or transferor hereunder whereupon such purchaser or transferee shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement.

     SECTION 17. Entire Agreement. This Agreement amends, restates and supersedes in its entirety the Original Agreement, and contains the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

     SECTION 18. Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally-recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

     (a) if to the Company, to:

                 BMJ Medical Management, Inc.
                 4800 N. Federal Highway
                 Suite 104D
                 Boca Raton, Florida  33431
                 Attention:  President
                 Telecopier: (561) 391-1389;

         with a copy to:

                 O'Sullivan Graev & Karabell, LLP
                 30 Rockefeller Plaza
                 New York, New York 10112
                 Attention: Lawrence G. Graev, Esq.;
                 Telecopier: (212) 408-2420; and

     (b) if to any Investor, to the address of such Investor set forth on
Schedule I hereto.

All such notices, requests, consents and other communications shall be deemed to have been delivered and received (a) in the case of personal delivery or delivery by telecopier, on the date of such delivery, (b) in the case of dispatch by nationally-recognized overnight courier, on the next business day following such dispatch and (c) in the case of mailing, on the third business day after the posting thereof.

     SECTION 19. Modifications; Amendments; Waivers. The terms and provisions of this Agreement may not be modified or amended, nor may any provision be waived, except pursuant to a writing signed by (i) the Company and (ii) the holders of at least 80% of the Restricted Shares then issued and outstanding; provided, however, that no modification or amendment shall be effective to reduce the percentages of the shares of the holders the approval of which is required under this Section 19 nor shall any modification or amendment discriminate against any Investor without the consent of such Investor.

     SECTION 20. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

     SECTION 21. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.


     SECTION 22. Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

                                     * * * *

     IN WITNESS WHEREOF, the parties set forth below, constituting the holders of at least 80% of the Restricted Shares, have executed this Third Amended and Restated Registration Rights Agreement as of the date first written above.

                                          BMJ MEDICAL MANAGEMENT, INC.
                                          (f/k/a/ BONE, MUSCLE AND JOINT, INC.)

                                          By:_______________________________
                                             David H. Fater.
                                             Executive Vice President and Chief
                                               Financial Officer

                                          DELPHI VENTURES III, L.P.

                                          By: DELPHI MANAGEMENT PARTNERS
                                              III, L.L.C,
                                              its General Partner

                                          By:_______________________________
                                             Donald J. Lothrop
                                             Managing Member

                                          DELPHI BIOINVESTMENTS III, L.P.

                                          By: DELPHI MANAGEMENT PARTNERS
                                              III, L.L.C,
                                              its General Partner

                                          By:_______________________________
                                             Donald J. Lothrop
                                             Managing Member

                                          OAK INVESTMENT PARTNERS VI, LIMITED
                                          PARTNERSHIP

                                          By: OAK ASSOCIATES VI, LIMITED
                                              PARTNERSHIP,
                                              its General Partner

                                          By:_______________________________
                                             Ann H. Lamont
                                             Managing Member

                                          OAK VI AFFILIATES FUND, LIMITED
                                          PARTNERSHIP, L.P.

                                          By: OAK VI AFFILIATES, LLC,
                                               its General Partner

                                          By:_______________________________
                                             Ann H. Lamont
                                             Managing Member


                                          ----------------------------------
                                                   Naresh Nagpal, M.D.


                                          CGJR HEALTH CARE SERVICES PRIVATE
                                          EQUITIES, L.P.

                                          By: CGJR CAPITAL MANAGEMENT, INC.,
                                               its General Partner

                                          By:_________________________________
                                             Christopher Grant, Jr.
                                             President

                                          CGJR II, L.P.

                                          By: CGJR CAPITAL MANAGEMENT, INC.,
                                               its General Partner

                                          By:_________________________________
                                             Christopher Grant, Jr.
                                             President

                                          CGJR/MF III, L.P.

                                          By: CGJR CAPITAL MANAGEMENT, INC.,
                                               its General Partner

                                          By:_________________________________
                                             Christopher Grant, Jr.
                                             President

                                          HIS VENTURES, LLC

                                          By:_________________________________
                                             Name:
                                             Title:

                                   SCHEDULE I

                                    Investors

Delphi Ventures III, L.P.                        Delphi BioInvestments III, L.P.
3000 Sand Hill Road                              3000 Sand Hill Road
Building 1, Suite 135                            Building 1, Suite 135
Menlo Park, California  94025                    Menlo Park, CA 94025
Telecopier:  (415) 854-2961                      Telecopier:  (415) 854-2961

Oak Investment Partners                          Oak VI Affiliates Fund
  VI, L.P.                                         Limited Partnership
One Gorham Island                                One Gorham Island
Westport, Connecticut  06880                     Westport, Connecticut  06880
Telecopier:  (203) 227-0372                      Telecopier:  (203) 227-0372

Scheer & Company, Inc.                           Naresh Nagpal, M.D.
250 West Main Street                             2378 N.W. 60th Street
P.O. Box 299                                     Boca Raton, Florida  33496
Branford, Connecticut  06405                     Telecopier:  (407) 998-4649
Telecopier:  (203) 481-4164

CGJR Health Care Services                        CGJR II, L.P.
  Private Equities, L.P.                         104 Woodmont Boulevard
104 Woodmont Boulevard                           Suite 410
Suite 410                                        Nashville, Tennessee  37205
Nashville, Tennessee  37205                      Telecopier:  (615) 297-6730
Telecopier:  (615) 297-6730

CGJR/MF III, L.P.                                HIS Ventures, LLC
104 Woodmont Boulevard                           820 Gessner
Suite 410                                        Suite 1000
Nashville, Tennessee  37205                      Houston, Texas  77024-4259
Telecopier:  (615) 297-6730                      Telecopier:  (713) 467-8031